UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report  (Date of Earliest Event Reported):  June 8, 2007


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

       __________________________________________________________________

ITEM  7.01.  REGULATION  FD  DISCLOSURE.

     The information set forth under the caption "Comments at the Meeting" under
Item  8.01  below  are  incorporated  by  reference  under  this  Item  7.01.

ITEM  8.01.  OTHER  EVENTS

     On June 8, 2007, N-Viro International Corporation (the "Company") held its Annual Stockholders meeting. The matters on which the stockholders voted, in person or by proxy, were:

     -     the election of four Class I directors to our board of directors; and
     - the ratification of UHY LLP as our independent outside auditors for the fiscal year ending December 31, 2007.

ELECTION OF PERSONNAMEBOARD OF DIRECTORS:



DIRECTOR                      VOTES FOR  VOTES WITHHELD
----------------------------  ---------  --------------

R. Francis DiPrete            3,349,904          50,840
----------------------------  ---------  --------------
Carl Richard                  3,347,584          53,160
----------------------------  ---------  --------------
Joseph Scheib                 3,347,519          53,225
----------------------------  ---------  --------------
Mark Hagans                   3,350,041          50,703
----------------------------  ---------  --------------


RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:



VOTES FOR  VOTES AGAINST  VOTES ABSTAIN
---------  -------------  -------------

3,362,803         15,866         22,075
---------  -------------  -------------



COMMENTS AT THE MEETING

     In response to questions from one of the stockholders, our Chief Executive Officer, Timothy Kasmoch, commented on certain business issues. In particular, Mr. Kasmoch expressed optimism about the Company's recently-purchased subsidiary, Florida N-Viro, being able to sustain profitability for the second, third and fourth quarters of 2007. He also expressed optimism over that the Company's developing N-Viro Fuel technology, which tested successfully and holds burn characteristics similar to coal, will become more important to the Company's future of continued growth.

Special  Cautionary  Note  Regarding Forward-Looking  Statements
----------------------------------------------------------------
The Company cautions that words used in this report such as "expects," "anticipates," "believes" and "may," as well as similar words and expressions used herein, identify and refer to statements describing events that may or may not occur in the future. These forward-looking statements and the matters to which they refer are subject to considerable uncertainty that may cause actual results to be materially different from those described herein. For example, while the Company believes that it will be able to sustain profitability at the Florida N-Viro subsidiary during the remainder of 2007, unforeseen events may impact the results of operations and profitability, including an unanticipated increase in expenses. In addition, while the Company believes that there are significant opportunities available to capitalize on its developing fuel technology, there can be no assurance regarding market acceptance of this technology or that such technology will result in increased sales or profits to the Company because of the availability of competing processes. Additional information about these and other factors that may adversely affect these forward-looking statements are contained in the Company's reports, including its Annual Report on Form 10-KSB, and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws.


                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

 N-VIRO INTERNATIONAL CORPORATION

Dated:          June 11, 2007            By:       /s/  James K. McHugh
                -----------------                  ----------------------
                                                   James K. McHugh
                                                   Chief Financial Officer